                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      November 14, 2001 (November 6, 2001)

                                Nucentrix Broadband Networks, Inc.
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                     (Exact name of registrant as specified in its charter)

Delaware                                   0-23694                                     73-1435149
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(State or other jurisdiction       (Commission File Number)     (IRS Employer Identification No.)
of incorporation)

4120 International Parkway, Suite 2000, Carrollton, Texas                              75007-1906
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(Address of principal executive offices)                                               (Zip Code)

                                        (972) 662-4000
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                     (Registrant's telephone number, including area code)

                  (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On November 6, 2001, Nucentrix Broadband Networks, Inc. (the "Company"), filed a Registration Statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 registering the offer and sale of 183,819 shares (the "Shares") of the Company's common stock, par value $0.001 ("Common Stock"). The Shares were issued as consideration pursuant to asset purchase agreements under which the Company acquired certain assets in April 2001 and September 2001. The Registration Statement has not been declared effective by the Commission.

         The Registration Statement includes certain risk factors related to, among other things, the Company's business and operations, implementation of its business strategy and factors that may affect the market price of its Common Stock. This information is contained in the prospectus that forms a part of the Registration Statement (the "Prospectus") under the heading "Risk Factors." This section of the Prospectus is attached hereto as Exhibit 99.1, and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     "Risk Factors" section of the Prospectus which forms
                           a part of the Company's Registration Statement on
                           Form S-3 as filed with the Commission on November 6,
                           2001.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NUCENTRIX BROADBAND NETWORKS, INC.

Date:  November 14, 2001         By:  /s/ J. Curtis Henderson
                                      -----------------------------------------
                                      J. Curtis Henderson
                                      Senior Vice President and General Counsel



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                                  EXHIBIT INDEX

Exhibit No.       Document Description
-----------       --------------------
99.1              "Risk Factors" section of the Prospectus which forms a part of the Company's Registration Statement on Form S-3 as filed with the Commission on November 6, 2001.


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